Bedminster Capital Corp.

90 Washington Valley Road • Bedminster • NJ  07921 • Telephone (908) 719-8941

June 30, 2008

Mr. Christian Van Pelt
Whitetail Group LLC
7 Hilltop Road
Mendham,  New Jersey

Re:	Bedminster Capital Corp. ------Whitetail Group

Dear Christian:

             The Real Estate Consulting Agreement dated March 1,  2007 between Whitetail Group LLC and Bedminster Capital Corp. is hereby terminated as of today.    We look forward to working with you through Theseus Asset Management LLC.

Very truly yours,

   Paul  Patrizio